UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2026

ZEO SCIENTIFIX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55008	47-4180540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3321 College Avenue, Suite 246 Davie, Florida	33314
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 963-7881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As used in this Current Report on Form 8-K (this “Report”), and unless otherwise indicated, the terms “the Company,” “ZEO,” “we,” “us” and “our” refer to Zeo ScientifiX, Inc.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2026, the Company awarded the following options to purchase shares of our common stock (“Options”) under our 2021 Incentive Stock Plan (the “2021 Plan”):

(a) The Company awarded Options under the 2021 Plan for 625,000 shares of common stock, to each of Greyt Ventures LLC, a principal stockholder and consultant to the Company, Ian Bothwell, our Chief Executive Officer and Chief Financial Officer and a member of the board of directors, and George Shapiro, our Chief Medical Officer and a member of the board of directors. The Options are fully vested as of the award date, are exercisable on a “cashless basis” for a period of ten (10) years from the award date at an exercise price of $1.67 per share, and are subject to the other terms and conditions of the 2021 Plan.

(b) The Company awarded Options under the 2021 Plan for 625,000 shares of common stock to each of Greyt Ventures LLC, Ian Bothwell and George Shapiro (the “Incentive Options”). The Incentive Options vest in full upon the achievement of certain performance milestones, are exercisable on a “cashless basis” during the period commencing on the date they vest and ending ten (10) years from the award date at an exercise price of $1.67 per share, and are subject to the other terms and conditions of the 2021 Plan. The Incentive Options are antidilutive for any future transaction that provides for the issuance of 10% or more of the Company’s common stock outstanding on a fully diluted basis.

(c) The Company awarded Options under the 2021 Plan for 80,000 shares of common stock to Chuck Bretz a non-executive director of the Company. The Options are fully vested as of the grant date, are exercisable for a period of five (5) years from the award date at an exercise price of $1.67 per share, and are subject to the other terms and conditions of the 2021 Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2026	ZEO SCIENTIFIX, INC.

	By:	/s/ Ian T. Bothwell
Ian T. Bothwell Chief Executive Officer and Chief Financial Officer

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